Income tax - Schedule Of Tax Related Components Of Other Comprehensive Income (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income tax relating to components of other comprehensive income that will not be reclassified to profit or loss [abstract]
Net gain/(loss) on revaluation of cash flow hedges	€ 537	€ (826)	€ (361)
Net (loss)/gain from remeasurement on defined benefit plans	(302)	156	53
Deferred tax charged to OCI	€ 235	€ (670)	€ (308)